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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  26 April 2004.


                                TC PIPELINES, LP
             (Exact name of registrant as specified in its charter)


          DELAWARE                      000-26091               52-2135448
(State or other jurisdiction           (Commission           (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)


       110 TURNPIKE ROAD, SUITE 203                                01581
        WESTBOROUGH, MASSACHUSETTS                               (Zip Code)
(Address of principal executive offices)


                                 (508) 871-7046
              (Registrant's telephone number, including area code)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:


Exhibit
Number        Description of Exhibit
-------       ----------------------

99.1          News Release of TC PipeLines, LP entitled "TC PipeLines,
              LP Announces 2004 First Quarter Results" issued April 26, 2004.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 26, 2004, TC PipeLines, LP issued a news release announcing first quarter results for the period ended March 31, 2004. A copy of the news release is furnished with this report as Exhibit 99.1 and is incorporated herein by reference.

The information in this report is being furnished, not filed, pursuant to Item 12 of Form 8-K. Accordingly, the information in Item 12 of this report will not be incorporated by reference into any registration statement filed by TC PipeLines, LP under the Securities Act of 1933, as amended.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TC PipeLines, LP

                                         By: TC PipeLines GP, Inc.,
                                             its general partner


Dated: April 26, 2004                    By: /s/ Russell K. Girling
                                             ---------------------------------
                                             Russell K. Girling
                                             Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number        Description of Exhibit
-------       ----------------------

99.1          News Release of TC PipeLines, LP entitled "TC PipeLines,
              LP Announces 2004 First Quarter Results" issued April 26, 2004.